Income Tax	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Income Tax
7. Income Tax
The Group is incorporated in the British Virgin Islands. The British Virgin Islands do not impose corporate income taxes. The Group’s operations are conducted throughout various subsidiaries in a number of countries throughout the world with significant operations in Uruguay. Consequently, income taxes have been provided based on the laws and rates in effect in the countries in which operations are conducted or in which the Group’s subsidiaries are considered resident for corporate income tax purposes. Components of pre-tax
loss/income are as follows:
Net income tax provision summary

	Year Ending December 31,
	2021	2020	2019
Current Tax Provision	$(1,387)	$(186)	$(93)
Deferred Tax Benefit
Benefit relating to origination and reversal of temporary differences	1,592	38	10
Adjustments in respect of temporary differences of previous years (and currency fluctuations)	27	—	—

Net Income Benefit/(Expense)	$232	$(148)	$(83)

Current income tax for the years ended December 31, 2021, 2020 and 2019 is an annual tax levied at 30% in Argentina (25% - 30%, depending on taxable income), 25% in China, 23% in Israel, 25% in Spain, 21% in the United States and 25% in Uruguay. A reconciliation of differences between the product of the accounting loss/income multiplied by the weighted average tax rate, as discussed below, and the income tax expense:
Rate reconciliation summary

	Year Ending December 31,
	2021	2020	2019
Loss before income tax expense	$(117,973)	$(113,778)	$(20,682)
Income tax calculated using weight average applicable statutory rates:	4,050	2,221	2,165
U.S. State and Local Income Taxes	(5)	4	—
U.S. - Foreign Derived Intangible Income Deduction	200	—	—
Argentina Tax Inflation Adjustment	381	198	288
Other Permanent Differences	4	20	1
Non-Recognition of Deferred Tax Assets	(3,648)	(1,198)	(898)
Effect of Rates Different than Statutory	(750)	(1,393)	(1,639)

Total	$232	$(148)	$(83)

The weighted average statutory rate for 2021, 2020, and 2019 is 3.38%, 1.95%, and 10.47%, respectively. The weighted average statutory rates fluctuate due to the mix of earnings between taxable and tax-free
jurisdictions. In 2021, 2020, and 2019, approximately 88%, 93%, and 65%, respectively, of the consolidated group’s activity is generated in the British Virgin Islands, where the statutory tax rate is 0% and Uruguay, where the Group operates in a free trade zone, leaving a minimal total weighted average statutory rate.

	Year Ending December 31,
	2021	2020
Deferred Tax Assets:
Stock Options	$1,112	$43
Bad Debts	407	—
Deferred Financing Costs	—	—
Other	14	5
Net Operating Loss	107	—

Total Net Deferred Tax Assets/(Liabilities)	$1,640	$48

Items for which no deferred tax asset/liability has been recognized:
Stock Options	941	89
Other Temporary Items	405	428
Net Operating Loss	6,138	3,869

Total	$7,484	$4,386

The assessment of the realizability of the deferred tax assets is based on all available positive and negative evidence. Such evidence includes, but is not limited to, recent cumulative earnings or losses, expectations of future taxable income by taxing jurisdiction, and the carry-forward periods available for the utilization of deferred tax assets. The assessment of the recoverability of deferred tax assets will not change until there is sufficient evidence to support their realizability. The Group will continue to assess and record any necessary changes to align its deferred tax assets to their realizable value.

	Expiration	Amount Carried Forward (USD)	Amount Recognized as of December 31, 2021
Argentina Net Operating Loss	December 31, 2022 - December 31, 2026	$20,460	$—
China Net Operating Loss	December 31, 2026	401	100
Netherlands Net Operating Loss	December 31, 2027	16	4
Uruguay Net Operating Loss	December 31, 2026	$10	$3